UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2006

360 GLOBAL WINE COMPANY

(Exact name of registrant as specified in its charter)

Nevada	0-50092	98-0231440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kirkland Ranch Road, Napa, California 94558
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (707) 254-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

w Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

w Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

w Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

w Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Effective on March 31, 2006, 360 Global Wine Company, a Nevada corporation (the “Company”), purchased the 20,000 issued and outstanding shares (the “Springer Shares”) of capital stock of Springer Mining Company, a Nevada corporation (“Springer”), in a multi-step transaction (the “Springer Acquisition”). The Springer Shares were the subject of a Stock Purchase Agreement, dated March 9, 2006 (the “Stock Purchase Agreement”), by and between General Electric Company, a New York corporation (“GE”), and Samson Investment Company, a Nevada corporation (“Samson”), which agreement was amended on March 31, 2006, by a First Amendment to Stock Purchase Agreement, executed by GE and the Company, as permitted assignee of Samson (the “Amended Purchase Agreement”; with the Purchase Agreement, the “Purchase Agreement”). Pursuant to an Assignment, Assumption, and Novation Agreement, dated March 31, 2006 (the “Initial Assignment Agreement”), by and among Samson, 360 Investments LLC, a Delaware limited liability company (“360 Investments”), and GE, Samson assigned all of its right, title, and interest in and to the Purchase Agreement to 360 Investments, which assumed all of Samson’s obligations thereunder, GE consented to the terms and conditions of the Initial Assignment Agreement and acknowledged that its consent acted as a novation in favor of Samson of all of Samson’s assigned obligations under the Purchase Agreement. Pursuant to a subsequent Assignment, Assumption, and Novation Agreement, also dated March 31, 2006 (the “Subsequent Assignment Agreement”), by and among 360 Investments, the Company, and GE, 360 Investments assigned all of its right, title, and interest in and to the Purchase Agreement (as assigned to it in the Initial Assignment Agreement) to the Company, which assumed all of 360 Investments’ obligations thereunder (as assumed by it in the Initial Assignment Agreement), GE consented to the terms and conditions of the Subsequent Assignment Agreement and acknowledged that its consent acted as a novation in favor of 360 Investments of all of 360 Investments’ assigned obligations under the Purchase Agreement. A copy of the Stock Purchase Agreement is attached as Exhibit 10.1; a copy of the First Amendment to Stock Purchase Agreement is attached as Exhibit 10.2; a copy of the Initial Assignment Agreement is attached as Exhibit 10.3, and a copy of the Subsequent Assignment Agreement is attached as Exhibit 10.4; all of which are incorporated herein by reference.

The Purchase Agreement provided for a purchase price of $3,000,000 (the “Purchase Price”), of which $600,000 was paid at the closing of the Springer Acquisition and the remaining balance of $2,400,000 was the subject of a three-week promissory note (the “Note”), secured by all of the Springer Shares pursuant to a Pledge and Security Agreement dated March 31, 2006, by and between the Company and GE. Interest accrues on the unpaid principal amount of the Note at the rate of six percent per annum through the Note’s maturity date of April 21, 2006; thereafter, the default interest rate is 16% per annum. In addition to representations and warranties between GE and (through the Initial Assignment Agreement and the Subsequent Assignment Agreement) the Company, 360 Investments also provided the Company with further representations and warranties in the Subsequent Assignment Agreement regarding the compliance of the assets and property owned by Springer with applicable environmental laws. The Purchase Agreement also obligated the Company to perform certain reclamation work on the real property owned by Springer within 18 months of the closing of the Springer Acquisition. The reclamation work involves the closure of the historic mine openings at or around the tungsten mine property owned by Springer. On or before the repayment of the Note, the Company is obligated to deliver to GE a performance bond in the amount of $360,000 to guarantee its reclamation obligations. A copy of the Note is attached hereto as Exhibit 10.5 and a copy of the Pledge and Security Agreement is attached hereto as Exhibit 10.6, both of which are incorporated herein by reference.

Separately, a Tax Matters Agreement, dated March 9, 2006, was executed by and between GE and Samson, to reflect the disassociation of Springer from a group of corporations (for which GE is a common parent) that were affiliated with each other for tax purposes and to allocate properly the tax liabilities and responsibilities of the parties to the Purchase Agreement. The Tax Matters Agreement is an exhibit to the Stock Purchase Agreement.

In consideration of the assignments contemplated by the Initial Assignment Agreement and the Subsequent Assignment Agreement, the Company agreed to pay Samson $100,000 in cash and issued an aggregate of 6,800,000 shares of its common stock to 360 Investments. The record and beneficial members of 360 Investments are otherwise unaffiliated third parties. The Company also agreed to pay to The Watley Group LLC the sum of $65,000 for the business consulting services it rendered to the Company’s board of directors in connection with the Springer Acquisition. The shares of common stock issued by the Company were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption provided by Section 4(2) of the Securities Act for issuances not involving a public offering.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in Items 1.01 and 3.02 above relating to the Springer Acquisition is incorporated herein by reference. The assets of Springer consist of a tungsten mine located in Imlay, Nevada, mill facilities associated with the mine, and approximately 2,900 acres of land on which the properties are located. The facilities include underground facilities, surface facilities associated with the mine and the handling of materials, a mill building, tank area, shop, office building, and mobile equipment for mining and related operations. This property had been mined for tungsten since the early part of the 20th century and was developed as a source of tungsten for GE’s light bulb business and other uses. The mill facility has not been operational since October of 1982, although GE has employed a skeleton crew through a third-party vendor to maintain the facilities and equipment for some period in anticipating of restarting the plant. The plant is a multi-use front-end grinding plant applicable to wide variety of minerals processing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statments of business acquired.

Audited balance sheets of Springer as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)  Pro forma financial information

           Any required pro forma financial information will be provided on or before June 14, 2006.

(d)  Exhibits.

Exhibit	Description of Exhibit

10.1*	Stock Purchase Agreement dated March 9, 2006 by and between General Electric Company and Samson Investment Company.

10.2*	First Amendment to Stock Purchase Agreement dated March 31, 2006 by and between General Electric Company and Samson Investment Company.

10.3*	Assignment, Assumption, and Novation Agreement dated March 31, 2006 by and among Samson Investment Company, 360 Investments LLC, and General Electric Company.

10.4*	Assignment, Assumption, and Novation Agreement dated March 31, 2006 by and among the360 Global Wine Company, 360 Investments LLC, and General Electric Company.

10.5*	Straight Promissory Note dated March 31, 2006 issued by 360 Global Wine Company to General Electric Company.

10.6*	Pledge and Security Agreement dated March 31, 2006 by 360 Global Wine Company in favor of General Electric Company.

99.1*
Audited balance sheets of Springer Mining Company as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005.

* Filed as exhibits to the registrant's Current Report on Form 8-K, filed as of April 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2006	360 GLOBAL WINE COMPANY

	By:	/s/ Joel Shapiro
Joel Shapiro
Chief Executive Officer